SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to ss.240.14a-12

CADDO ENTERPRISES INC.
__________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

Board of Directors - Caddo Enterprises, Inc.
__________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)  Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5) Total fee Paid:

__________________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

__________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

__________________________________________________________________________________

4) Date Filed:

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CADDO ENTERPRISES, INC.
7995 Westminster Highway, Apt. 101
Richmond, British Columbia, V6X 3Y5
(604) 214-0421
(Address and telephone number of principal executive offices, including Zip Code)

PROXY STATEMENT

For the Annual Meeting of Shareholders to be held
on Saturday, December 21, 2002

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Caddo Enterprises, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Saturday, December 21, 2002, beginning at 9:00 am at the Company's headquarters, located at 7995 Westminster Highway, Apt. 101, Richmond, British Columbia, and at any postponements or adjournments of the Annual Meeting. The Annual and Interim Report of the Company for the year ended September 30, 2001 and the nine month period ending June 30, 2002, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about November 29, 2002. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting materials to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, such valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, and FOR ratification of Moen and Company as the independent auditors of the Company, and FOR acceptance of the reappointment of Fraser and Company as outside counsel. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

Shareholders of record as of the close of business on November 15, 2002 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on November 15, 2002, there were 500,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

On February 15, 2002 a change of control of the Company was effected, whereby a Share Purchase Agreement was entered between RD Capital Inc. (the "Vendor" and "Agent for the Shareholders") and Qing Chuan Yang (the "Purchaser") whereby the Purchaser purchased 500,000 common shares of Caddo Enterprises Inc. ("Caddo") for a total purchase price of US$230,000 (the "Purchase Price") from Gary Henry, Laurie De Boer, David Ward, Scott Mundell, Richard Newbury, Phil Morehouse, Ron Schlitt, Gurbakash Randhawa, Brahm Capital Ltd. and Dev Randhawa (collectively the "Shareholders"). The 500,000 common shares acquired by the Purchaser represents 100% of Caddo's total issued and outstanding share capital. The Purchase Price to be paid for the shares is as follows:

(a)  Cdn$180,000 (converted to US$113,208) was paid on February 1, 2002;
(b)  Cdn$26,790.57 (converted to US$16,842) was paid on February 25, 2002; and
(c)  US$100,000 shall be paid within 10 days from the date that the Caddo Common Shares are traded on the OTC Bulletin Board.

As a result of the change of control referred to in Item 1 above, on February 15, 2002, Garry Henry, Chairman and President and Laurie De Boer, Director, Secretary and Treasurer tendered their resignations, which were accepted. Neither director had a disagreement with the Company on any matter relating to the Company 's operations, policies or practices. Qing Chuan Yang, who would serve as President, Secretary and Treasurer was elected by unanimous consent. His election will be approved by shareholders at this Annual Meeting.

Moen and Company has been retained to audit the financial statement s of the Company as of March 28, 2002. The change of accountant was approved by majority consent of the board of directors. The Company has contacted its former accountant, Cordovano & Harvey, Certified Public Accountants for dismissal of its services and there are no disagreements between the Company and the former accountant, Cordovano & Harvey, whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their reports for the two most recent fiscal years and the subsequent interim periods preceding their dismissal. The former accountant's reports on the financial statements for the past two years ended September 30, 2000 and September 30, 2001 do not contain any adverse opinions or disclaimers of opinions and are not qualified or modified as to uncertainty, auditing scope or accounting principles. These reports, however, do state that these financial statements have been prepared assuming the Company will continue as a going concern.

During the Company 's two most recent fiscal years or any subsequent interim periods prior to engaging the new accountant, the Company did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at one, and there is currently one member of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

One director is to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominee: Qing Chuan Yang. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the one nominee for election to the Board of Directors is set forth below.

NOMINEE FOR ELECTION TO BOARD OF DIRECTORS

Mr. Yang was appointed President, Secretary, Treasurer and the director of the Company on February 15, 2002. Mr. Yang immigrated to Canada in June, 2000. In February, 1997, Mr. Yang established Qinye Enterprises Limited in Chong Quing, China. This company has been carrying Real Estate Development projects in Chong Quing, China. From February 1993 to August, 1994, Mr. Yang worked in Thailand for local companies. In August, 1994, Mr. Yang established Three Stars Trading Company in Thailand which imports textiles from China to Thailand. He was the President of the company. From September, 1991 to February, 1993, Mr. Yang worked as an assistant executive at the Chong Quing branch of the Bank of China. Mr. Yang graduated in 1991 from Quenmin Institute of Technology in China majoring in Business Administration. He devotes only such time as necessary to the business of the Company, which time is expected to be nominal.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

The Board of Directors met once in 2002 as of the date of this Proxy Statement. Each director has attended all of the meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

Reports under Section 16(a) of the Exchange Act

Devinder Randhawa, Robert Hemmerling, Gary Henry and Laurie De Boer, who were directors and officers of the Company until February 15, 2002, did not report on a timely basis in filing Form 4 regarding the above referred to transaction which took place on February 15, 2002. Pursuant to Rule 16a-3(f)(2), Qing Chuan Yang, the current director, executive officer and principal shareholder, was not required to file a Form 5 within 45 days of the Company's fiscal year, which is September 30, 2002.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors, the percentage of shares which the executive officers and directors owned as a group as of November 15, 2002. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

Name (1)	Director Since	Address	Number of Shares Beneficially Owned	Percent of Class
Qing Chuan Yang	Feb 15, 2002	7995 Westminster Highway, Apt. #101, Richmond, British Columbia, V6X 3Y5	500,000	100
All Executive Officers and Directors			500,000	100

EXECUTIVE COMPENSATION

Compensation of Executive Officers

None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

PROPOSAL NUMBER 2

RATIFICATION OF PRIOR ACTS

This proposal is mainly clerical in nature in that it serves to ratify, through shareholder approval, all actions previously taken by the officers and directors of the corporation.

The Board of Directors recommends a vote "FOR" ratification of Moen and Company as the Company's independent auditors for the fiscal year ending September 30, 2003.

It is not anticipated that representatives of Moen and Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" ratification of Fraser and Company as the Company's outside counsel for the fiscal year ending September 30, 2003.

It is not anticipated that representatives of Fraser and Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR
2003 ANNUAL MEETING OF SHAREHOLDERS

The 2003 Annual Meeting of Shareholders has been scheduled to take place on December 21, 2003. Shareholder proposals for presentation at that meeting must be received by the Company by no later than September 21, 2003.

OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

November 29, 2002	By Order of the Board of Directors, /s/ Qing Chuan Yang President, Secretary and Treasurer

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to:  Qing Chuan Yang, President, Secretary and Treasurer, Caddo Enterprises, Inc., 7995 Westminster Highway, Apt. 101, Richmond, British Columbia, V6X 3Y5, Canada.

PROXY

CADDO ENTERPRISES, INC.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Qing Chuan Yang with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

Type of meeting:  Annual

Date of meeting:   December 21, 2002

Place of meeting:  7995 Westminster Highway, Apt. 101, Richmond, British Columbia, V6X 3Y5, Canada.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on December 21, 2002.

Dated: _________________, 2002

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Signature

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Print name of Shareholder Number and class of shares held: _______________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

BALLOT

CADDO ENTERPRISES, INC.

ANNUAL MEETING OF SHAREHOLDERS

December 21, 2002

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

__________________________________________________________________________________
Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

__________________________________________________________________________________

C. Number of shares being voted: _________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

WRITTEN BALLOT

Election of directors for the coming year: (Vote only for 1)

Nominee	For	Withhold
Qing Chuan Yang	_____________	_____________

Ratification of the reappointment of Moen and Company as independent public accountants.

For	Against	Abstain
_____________	_____________	_____________

Approval of the reappointment of Fraser and Company as outside counsel.

For	Against	Abstain
_____________	_____________	_____________

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:	________________________________________ Signature(s) ________________________________________ Print name(s) exactly as on certificate
For Shares Being Voted by Proxy (attach proxy):

________________________________________
Printed name of proxy holder

________________________________________
Printed name(s) of holder(s) of record

By:  ____________________________________
      Signature of proxy holder